UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 16, 2005
                                                        (December 12, 2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Tennessee                   01-13031                   62-1674303
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)           File Number)            Identification No.)


        111 Westwood Place, Suite 200
           Brentwood, Tennessee                                  37027
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

     On December 12, 2005, we entered into a transaction with ASF of Green Hills, LLC, an affiliate of American Seniors Foundation, Inc., a non-profit entity ("ASF"), pursuant to which we sold land to, and entered into an agreement with, ASF to develop a rental assisted living residence in Nashville, Tennessee. The community, The Cumberland at Green Hills, will have 93 assisted living units, and 17 Alzheimer's units.

     The total development cost of the project is estimated to be approximately $32.3 million. We will develop the project pursuant to a development agreement and will manage the project pursuant to a long-term management agreement.

     In order to finance the development of the project, on December 12, 2005, we obtained a $26.25 million construction loan from Bank of America, N.A. The loan matures on December 12, 2010 and bears interest at a variable rate equal to one month LIBOR plus 225 basis points. The loan is evidenced by a construction loan agreement and promissory note. Under this loan, we are required to make monthly payments of interest only through the scheduled maturity date.

     As part of the transaction, we conveyed our interest in the land and our architectural, engineering and development plans, approvals and entitlements to ASF.

     On December 12, 2005, we, in turn, provided a $32.3 million construction loan to ASF which will include the land purchase and construction costs. The loan is evidenced by a construction loan agreement and two promissory notes and is secured by a first mortgage lien. The $26.25 million promissory note matures on December 12, 2010 and bears interest at a variable rate equal to one month LIBOR plus 250 basis points. The $6.05 million promissory note matures on December 12, 2015 and bears interest at 10.5%. Under the promissory notes, ASF is required to make monthly payments of interest only through the scheduled maturity dates. The loan from Bank of America, N.A. is secured by a collateral assignment of the ASF loan documents.

     We expect that ASF will be able to put in place permanent tax-exempt financing once the community is stabilized.


Risks Associated with Forward-Looking Statements
------------------------------------------------

     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of us or our management, including, but not limited to, all statements regarding our expectations concerning the development of the project and the project's effect on our financial performance and all statements regarding ASF's anticipated tax-exempt refinancing of our loans. All forward-looking statements may be affected by certain risks and uncertainties, including without limitation the following: (i) our ability to

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successfully complete the development and lease up of the project, (ii) the ability of ASF to repay any amounts due under the loans and/or to obtain replacement financing on satisfactory terms, (iii) the risk that we may experience adverse changes in operating results and cash flow, (iv) the risks associated with adverse market conditions of the senior housing industry and the United States economy in general, (v) the risk associated with our debt and lease obligations, and (vi) the risk factors described in our Annual Report on Form 10-K/A for the year ended December 31, 2004 under the caption "Risk Factors" and in our other filings with the SEC.

     Should one or more of those risks materialize, actual results could differ materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our forecasts, expectations, objectives or plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



Item 7.01. Regulation FD Disclosure

     On December 16, 2005, we issued a press release describing the foregoing transaction. A copy of the press release is furnished herewith as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits

     (d) Exhibits.

           99.1         Press Release dated December 16, 2005



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          AMERICAN RETIREMENT CORPORATION


                                          By: /s/ Bryan D. Richardson
                                              ----------------------------------
                                              Bryan D. Richardson
                                              Executive Vice President - Finance
                                              and Chief Financial Officer

Date: December 16, 2005



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                                  EXHIBIT INDEX


        Exhibit
        Number                  Description
        -------                 -----------

         99.1                   Press Release dated December 16, 2005



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